ASSIGNMENT AND ASSUMPTION AGREEMENT AND
FIRST AMENDMENT TO LOAN AGREEMENT


This ASSIGNMENT AND ASSUMPTION AGREEMENT AND FIRST AMENDMENT
TO LOAN AGREEMENT (the "Agreement") is made by and among C.C.C. Fabricaciones y Construcciones, S.A. de C.V., a United Mexican States corporation ("Borrower"), Heller Financial, Inc., a Delaware corporation ("Heller"), Grupo Consorcio Fabricaciones y Construcciones, S.A. de C.V. ("Grupo"), Global Industries, Ltd., a Louisiana corporation ("Guarantor") and Global Industries Offshore, Inc. ("Assumptor").

W I T N E S S E T H :

WHEREAS, Borrower is a Company duly incorporated according to Mexican law, in accordance with Public Deed number 64,029, dated August 28, 1978 drafted before Notary Public number 21 of the Federal District Mr. Joaquin Humberto Caceres y Ferraez duly registered in the Public Registry of Commerce under mercantile number 540 and in the Maritime Public Registry under Number 732, Registration No. 1304. On March 5, 1992, Borrower amended its articles of incorporation and bylaws in order to change its registered corporate name, as evidenced by Public Deed number 14,568, dated March 5, 1992 drafted before Notary Public number 165 of the Federal District Mr. Carlos A. Sotelo Regil Hernandez duly registered in the Public Registry of Commerce under mercantile number 540; and

WHEREAS, Heller is a corporation duly incorporated under the laws of the State of Delaware that is (a) authorized to transact business in the State of Illinois and (b) duly registered as a foreign financial entity before the Secretary of Hacienda y Public Credit in the United Mexican States; and

WHEREAS, Assumptor is a Company duly incorporated under the laws of the State of Delaware; and

WHEREAS, Borrower and Heller entered into a Loan Agreement dated as of March 31, 1998 (the "Original Loan Agreement") pursuant to which Heller made a loan of US $17,500,000 (the
"Loan") to Borrower; and

WHEREAS, the Loan is evidenced presently by the Term Note, dated March 30, 1998, of Borrower payable to the order of Heller and Assumptor has agreed to execute and deliver to Heller a restated Term Note in substantially the same form as the existing one; and

WHEREAS, Assumptor desires to (i) acquire the Vessels, subject to the Lien of the Mortgage, and (ii) assume liability for, and otherwise perform, the indebtedness and liabilities of Borrower under the Loan Documents; and

WHEREAS, in order to effect said assumption and the transfer of the Vessels from Borrower to Assumptor, subject to the Mortgage, the written consent of Heller is required; and

WHEREAS, Guarantor and Assumptor desire to induce Heller to
(i) so consent as aforesaid, (ii) consent to terminate the Guaranty Trust Agreement and the Trust Account, (iii) consent to the charter (the "Charter") of the Vessels by Borrower to Global Mexico S. de R.L. de C.V. (the "Charterer"), which Charter shall be assumed by Assumptor and shall be subordinated and inferior to the Lien of the Mortgage and (iv) consent to the assignment of the Charter by Borrower to Assumptor; and

WHEREAS, capitalized terms used but not defined herein have the meanings assigned to them in the Original Loan Agreement as amended by this Agreement;

WHEREAS, Assumptor will be the successor and assignee of Borrower under the Loan Documents; and

WHEREAS, as part of the inducement to Heller to enter into this Agreement, Guarantor has executed and delivered an Amended and Restated Guaranty Agreement of even date herewith (the
"Amended Guaranty"); and

WHEREAS, Heller has agreed to consent to the transfer of the Vessels and the assumption of the Loan, subject to the terms and conditions stated below;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Heller, Borrower, Assumptor, Grupo and Guarantor hereby agree as follows:

1.	Assumption of Obligations.  Assumptor agrees to ASSUME
AND DOES HEREBY ASSUME all of the obligations of Borrower set forth in the Term Note, the Mortgage and the other Loan Documents in accordance with their respective terms and conditions, including without limitation, the obligation of payment of all sums due under the Term Note. To further assure said assumption, Assumptor agrees to execute and deliver to Lender (i) a restated Term Note reflecting it as the maker thereof and (ii) an amendment to the Mortgage, the effect of which shall be to conform the Mortgage to the laws of the Republic of Panama, or a new Panamanian Naval Mortgage for each Vessel (in form and substance satisfactory to Lender in its sole discretion), or both. Assumptor further agrees to abide by and be bound by all of the terms of the Loan Documents, all as though each of the Loan Documents had been made, executed and delivered by Assumptor as the "Borrower" thereunder. The Mortgage is not being discharged, terminated or released but may be removed from the Records of the Mexican Maritime Registry when the Lien thereof (or a replacement Lien) is perfected in the Republic of Panama.

2.	Consents to Transfer.  Heller hereby consents to
(i) the Charter, (ii) the transfer of the Vessels to Assumptor,
(iii) the assignment of the Charter to Assumptor and (iv) the assumption by Assumptor of all of the obligations of Borrower under the Loan Documents, subject to the terms and conditions set forth in this Agreement. Heller's consent to the transfer of the Vessels to Assumptor is not intended to be and shall not be construed as a consent to any subsequent transfer or conveyance which requires the Heller's consent pursuant to the terms of the Mortgage or the other Loan Documents. All Vessels will be transferred of record by January 31, 2000 and Assumptor shall, by said date, have taken all steps required by Heller to effect continuation of the Mortgage in Panama for all Vessels.

3.	Transfer of Funds in Trust Account.  All funds in the
Trust Account shall be wire transferred to Heller to be held as collateral for the Obligations. In addition, the approximately $385,868.19 invested by the Trustee in Inverworld Iwg Services, Ltd. that will be returned by the Trustee and placed in the Trust Account shall be wire transferred to Heller to be held as collateral for the Obligations. Heller consents to the use of such funds to pay regularly scheduled payments on the Note.

4.	Release and Discharge.  In consideration of the
assumption of all of Borrower's obligations set forth in the Term Note, the Mortgage and the other Loan Documents by Assumptor and the provision by Guarantor to Heller of the Amended Guaranty, Heller hereby agrees to RELEASE and DISCHARGE Borrower and Grupo from and against any and all recourse liability pursuant to the Loan Documents.

5.	No Impairment of Lien.  Nothing set forth herein shall
affect the priority or extent of the Lien of any of the Loan Documents, nor, except as expressly set forth herein, release or change the liability of any Person who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Loan Documents. Except as expressly modified hereby and by other written documents necessary or advisable to effect the provisions hereof, the Term Note, the Mortgage and the other Loan Documents shall remain in full force and effect and this Agreement shall have no effect on the priority or validity of the Liens set forth in the Mortgage or the other Loan Documents, which are incorporated herein by reference.

6.	Assumptor's Obligations.  From and after the date of
this Agreement, any documents, actions or responsibility which are required to be undertaken by Borrower under the Loan Documents shall be deemed to be a responsibility of Assumptor. For example, but without limitation, Assumptor is now required to provide financial statements and information with respect to itself in lieu of the provision of financial information by Borrower as to Borrower. Additionally, circumstances in the Loan Documents which would or could create a default and/or an Event of Default and which are relative to the nature or condition of Borrower shall now be deemed effective as to the nature or condition of Assumptor (e.g., dissolution or bankruptcy of Assumptor shall now constitute a default rather than dissolution or bankruptcy of Borrower).

7.	No Waiver of Remedies.  Except as may be expressly set
forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Heller by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Term Note or the other Loan Documents.

8.	Release of Heller.  By their execution hereof, Borrower
and Grupo hereby release Heller, its officers, directors, employees and agents from all claims and liability relating to the transactions evidenced by the Term Note, the Mortgage, the other Loan Documents, through and including the date hereof.

9.	Notices.  Any notices or other communications required
or permitted under this Agreement or the Loan Documents shall be provided in accordance with the requirements therefor as set forth in the Loan Documents; provided, however, from and after the date hereof the address of the Assumptor shall be added to such notice provisions as follows:

Assumptor:	8000 Global Drive
Carlyss, Louisiana  70665
Telephone:  (337) 583-5000
Fax:  (337) 583-5010

10.	Costs and Expenses.  Contemporaneously with the
execution and delivery hereof, Assumptor shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Heller.

11.	Fee.  Assumptor agrees to pay to Heller a fee for its
consents given herein of U.S. $40,000.

12.	Additional Documentation.  From time to time, Assumptor
or Guarantor, or both, shall execute or procure and deliver to Heller such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Heller so as to evidence or effect the terms and provisions hereof. Upon Heller's request, Assumptor shall cause to be delivered to Heller an opinion of counsel, satisfactory to Heller as to form, substance and rendering attorney, with respect to (i) the validity and enforceability of this Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transaction contemplated hereby; (ii) the authority of Assumptor, and any constituents of Assumptor, to execute, deliver and perform its or their respective obligations under the Loan Documents, as hereby modified; and (iii) such other matters as reasonably requested by Heller.

13.	Amendments to Loan Agreement.  (a)  After giving effect
to this Agreement, the definitions of "Guaranty Trust Agreement," "Trust Account," and "Trustee" found in Section 1.1 of the Loan Agreement, and all references thereto in the Loan Documents, are deleted in their entirety.

(b)	The definitions of "Assignment of Collection
Rights" and "Majority Owner" found in Section 1.1 of the Loan Agreement are deleted in their entirety and the following are substituted therefor:

"Assignment of Collection Rights" means
an assignment of the charter (and related accounts receivable due to the Borrower) under the Vessel Contracts to Heller, in form and substance satisfactory to Heller, in its sole discretion.

"Majority Owner" means Global
Industries, Inc.

(c)	The definition of "Guaranty" found in Section 1.1
of the Loan Agreement is amended by adding the following sentence thereto:

"References to the Guaranty include the
Guaranty Agreement dated as of December 15,
1999 from the Guarantor to Heller, which Guaranty Agreement is being executed and delivered in connection with the assumption of the Obligations by Global Industries
Offshore, Inc."

(d)	The definition of "Mortgage" is amended by adding
the following sentence at the end thereof:

"In addition, any and all vessel
mortgages executed by Borrower covering one or more of the Vessels filed or to be filed with the Republic of Panama shall be included in the definition of Mortgage as shall all substitutions, amendments and modifications thereof."

(e)	Sections 3.1(v) and 5.1(j) of the Loan Agreement
is deleted and the following substituted therefor:
"[omitted intentionally]."

(f)	Section 5.1(dd) of the Loan Agreement is amended
in its entirety to read as follows:

"(dd)  Future Vessel Contracts.
Promptly assign the accounts receivable due under each future Vessel Contract to Heller pursuant to the Assignment of Collection
Rights."

14.	Effectiveness of the Loan Documents.  Except as
expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Loan Documents, as modified hereby.

15.	GOVERNING LAW.  THE TERMS AND PROVISIONS HEREOF SHALL
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF ILLINOIS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

16.	Time.  Time is of the essence in the performance of the
covenants contained herein and in the Loan Documents.

17.	Binding Agreement.  This Agreement shall be binding
upon the successors and assigns of the parties hereto; provided, however, the provisions of this Paragraph 17 shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Vessels or any of Assumptor's rights, titles or interests in and to the Vessels, except as expressly authorized in the Loan Documents; or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

18.	Headings.  The section headings hereof are inserted for
convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

19.	Construction.  Whenever the context hereof so requires,
reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

20.	Severability.  If any clause or provision of this
Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

21.	Counterparts.  To facilitate execution, this Agreement
may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

22.	ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

EXECUTED to be effective as of December 14, 1999.

HELLER:

HELLER FINANCIAL, INC.


By:
Name:
Title:


BORROWER:

C.C.C. FABRICACIONES y
CONSTRUCCIONES, S.A. de C.V.


By:
Name:
Title:

     -and-


						ASSUMPTOR:

						GLOBAL INDUSTRIES OFFSHORE, INC.


	By:
					Name:	Peter Atkinson
						Title:	Treasurer


						GUARANTOR:

						GLOBAL INDUSTRIES, LTD.


	By:
						Name:	Peter Atkinson
						Title:	Treasurer

						           -and-


								GRUPO:

						GRUPO CONSORCIO FABRICACIONES
						y CONSTRUCCIONES, S.A. de C.V.


	By:
						Name:
						Title:


Houston:163523 v 1


ASSIGNMENT AND ASSUMPTION AGREEMENT
AND FIRST AMENDMENT TO LOAN AGREEMENT - Page 1

ASSIGNMENT AND ASSUMPTION AGREEMENT
AND FIRST AMENDMENT TO LOAN AGREEMENT - Page 1